SCUDDER
                                                                 INVESTMENTS(SM)
                                                                 [LOGO]

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EQUITY/DOMESTIC
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Scudder Small
Company Stock Fund

Annual Report
September 30, 2000



The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      16   Glossary of Investment Terms

                      17   Investment Portfolio

                      30   Financial Statements

                      33   Financial Highlights

                      35   Notes to Financial Statements

                      43   Report of Independent Accountants

                      44   Tax Information

                      45   Shareholder Meeting Results

                      46   Officers and Trustees

                      47   Investment Products and Services

                      49   Account Management Resources

Scudder Small Company Stock Fund

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Class AARP               ticker symbol ASCSX                  fund number 139

Class S                  ticker symbol SCSUX                  fund number 078
--------------------------------------------------------------------------------



Date of               o    On July 14, 2000, AARP Small Company Stock Fund
Inception:                 acquired all or substantially all of the assets and
2/1/97                     all of the liabilities of Scudder Micro Cap Fund and
                           on July 17, the fund changed its name to Scudder
                           Small Company Stock Fund. In addition, the fund's
Total Net                  shares were divided into Class S and Class AARP
Assets as of               shares.
9/30/00 --
                      o    During the first half of Scudder Small Company Stock
Class AARP:                Fund's most recent fiscal year ended September 30,
$47.6 million              2000, investors focused on a small group of
                           high-priced growth stocks in a narrow,
Class S:                   momentum-driven market.
$46.1 million
                      o    As valuations reached levels that concerned even
                           aggressive investors, momentum stocks corrected dramatically and stocks with more reasonable valuations and solid fundamentals regained some lost ground beginning in March.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

On July 14, 2000, AARP Small Company Stock Fund acquired Scudder Micro Cap Fund and on July 17, the fund changed its name to Scudder Small Company Stock Fund, with "S" and "AARP" share classes. The results for the fiscal year ended September 30, 2000 represent the AARP Small Company Stock Fund prior to July 14 and the combined Scudder Small Company Stock Fund subsequent to that date. The fund seeks to provide long-term capital growth and maintain lower downside risk compared with other small company stock funds. The fund is designed for long-term investors looking for broad exposure to small company stocks.

The managers use a proprietary computer model to assess the return potential of small companies based on financial characteristics encompassing valuation, trends in sales and earnings, price momentum, and risk. The fund seeks to take advantage of the growth opportunities offered by small companies, while tempering the volatility typically associated with these investments by avoiding stocks most likely to disappoint investors (those with deteriorating fundamentals, high valuations, and high risk).

Over the 12-month period ended September 30, 2000, the Class AARP shares of the fund returned 2.41%, while the fund's benchmark, the Russell 2000 Index, posted a 23.37% total return. Over the first half of the period, momentum stocks -- those with recent top performance -- continued their dominance. These stocks outperformed almost regardless of fundamentals or earnings histories, and commanded most of the attention while the rest of the stock market remained flat or lost ground. Beginning in March, however, an important shift in investor sentiment occurred, as investors awakened to the risks of extreme valuations induced by momentum investing. As demand for these stocks waned, their prices dropped sharply. Meanwhile, stocks with solid fundamentals and reasonable valuations began to gain ground.

As detailed in the interview that begins on page 8, the fund's managers have taken steps to improve the fund's performance compared to its benchmark index. With these changes, we believe that the Scudder Small Company Stock Fund will be an attractive investment for shareholders seeking to participate in the growth potential of small cap stocks.

If you have any questions regarding Scudder Small Company Stock Fund or any other Scudder fund, please call Investor Relations at 1-800-SCUDDER. Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Small Company Stock Fund

Performance Update
--------------------------------------------------------------------------------
                                                              September 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

               Scudder Small Company
              Stock Fund -- Class AARP              Russell 2000 Index*
              ------------------------              -------------------

   2/97**              10000                       10000
   3/97                 9940                        9297
   9/97                13353                       12413
   3/98                14387                       13202
   9/98                11362                       10050
   3/99                10989                       11055
   9/99                12009                       11967
   3/00                11983                       15177
   9/00                12299                       14764


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                              Growth of                               Average
  Period ended 9/30/2000       $10,000              Cumulative         Annual
--------------------------------------------------------------------------------
Scudder Small Company Stock Fund -- Class AARP
--------------------------------------------------------------------------------
1 year                         $  10,241                2.41%           2.41%
--------------------------------------------------------------------------------
Life of Fund**                 $  12,299               22.99%           5.83%
--------------------------------------------------------------------------------

Russell 2000 Index*
--------------------------------------------------------------------------------
1 year                         $  12,337               23.37%          23.37%
--------------------------------------------------------------------------------
Life of Fund**                 $  14,764               47.64%          11.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                        Yearly periods ended September 30

               Scudder Small Company
               Stock Fund -- Class AARP       Russell 2000 Index*
               ------------------------       -------------------

       1997**             33.53                     24.13
       1998              -14.91                    -19.03
       1999                5.70                     19.07
       2000                2.41                     23.37


                      1997**    1998       1999     2000
--------------------------------------------------------------------------------
Fund Total
Return (%)            33.53    -14.91      5.70      2.41
--------------------------------------------------------------------------------
Index Total
Return (%)            24.13    -19.03     19.07     23.37
--------------------------------------------------------------------------------
Net Asset
Value ($)             20.02     16.93     17.89     18.30
--------------------------------------------------------------------------------
Income
Dividends ($)         --          .04       .02       .02
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)     --          .08        --        --
--------------------------------------------------------------------------------

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

** The Fund commenced operations on February 1, 1997. Index comparisons begin January 31, 1997.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses during the period, total returns would have been lower.

     On July 17, 2000 existing shares of the Fund were redesignated as Class AARP shares. The total return information provided is for the Fund's Class AARP shares.

Portfolio Summary
--------------------------------------------------------------------------------
                                                              September 30, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART THAT REFLECTS THE FOLLOWING INFORMATION.



Common Stocks               99%                               The fund pursues a
Cash Equivalents             1%                                   fully invested
----------------------------------------                               approach.
                           100%
----------------------------------------



--------------------------------------------------------------------------------
Stock Characteristics
--------------------------------------------------------------------------------

                                           Russell  Fund as   The fund's managers
                                            2000     % of       use a proprietary
Median Values                      Fund    Index   Universe     computer model to
-----------------------------------------------------------     assess the return
Market Capitalization ($ millions)  368      418      88%      potential of small
-----------------------------------------------------------    companies based on
Price/Earnings                     15.4     19.9      78%               financial
-----------------------------------------------------------       characteristics
Return On Equity (3 year)          13.8     11.3     122%            encompassing
-----------------------------------------------------------  valuation, trends in
Sales Growth (5 year)              18.0     17.5     103%     sales and earnings,
-----------------------------------------------------------       price momentum,
Number of Stocks                    332    1,722                        and risk.
-----------------------------------------------------------



--------------------------------------------------------------------------------
Sectors/Largest Holdings
--------------------------------------------------------------------------------
                                                              To provide greater
  1. Technology (20%)                                     consistency of returns
     Bel Fuse, Inc.                                      versus the Russell 2000
     Designs, manufactures and sells products used in    Index, we have moved to
     networking, telecommunication, data transmission       a "blended" approach
     and automotive consumer electronics                     balancing value and
                                                             growth, with sector
  2. Financial (14%)                                        weightings closer to
     Hilb, Rogal & Hamilton Co.                              those of the Index.
     Insurance agency

  3. Manufacturing (11%)
     Shaw Group, Inc.
     Manufacturer of piping systems

  4. Consumer Discretionary (11%)
     Ruby Tuesday, Inc.
     Operator of restaurants

  5. Health (10%)
     Quest Diagnostics, Inc.
     Clinical testing laboratory

  6. Service Industries (8%)
     Advest Group, Inc.
     Provider of retail brokerage, institutional sales, writing and distribution of corporate and municipal securities, and other services

  7. Durables (5%)
     Aeroflex, Inc.
     Manufacturer of electrical and magnetic products for defense and government contractors

  8. Utilities (5%)
     Energen Corp.
     Natural gas distribution, oil and gas exploration and production

  9. Consumer Staples (5%)
     Salton, Inc.
     Manufacturer of small kitchen and personal care appliances

 10. Construction (3%)
     Florida Rock Industries, Inc.
     Producer of ready mixed concrete, sand, gravel and crushed stone

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              September 30, 2000

In the following interview, portfolio managers James M. Eysenbach and Calvin S. Young discuss the fund's market environment and strategy for its most recent fiscal year ended September 30, 2000.

          Q: How did Scudder Small Company Stock Fund perform over the past 12 months?

          A: The total return for the Class AARP shares of the fund during its most recent fiscal year ended September 30, 2000 was 2.41%. The return of the fund's benchmark, the Russell 2000 Index, was 23.37% over the same period. Since the fund's inception on February 1, 1997, it has returned 22.99%, for an average annual total return of 5.83%.

          Q: How do you account for the spread between the performance of the Index and that of the fund during the one-year period?

          A: The fundamental approach used to select stocks for the fund was at odds with the types of stocks that were favored by the market during the first half of the period. Over that time frame, we experienced a rip-roaring market driven by momentum investing; that is, investors choosing stocks based on recent top performance alone. It was not a period where most investors picked stocks on the basis of solid fundamentals, improving sales and earnings trends, and reasonable valuations -- all characteristics we look at when selecting investments for the fund. The rise in market indices was centered around a very small group of stocks, primarily biotech- and Internet-related. The rally drove stock valuations in those areas to extreme levels. In the first six months of the period, the Russell 2000 Index was up 26.2%, while the performance of the typical small-cap stock fund was essentially flat.

          Q: What happened during the second half of the period?

          A: Due to weak operating results (high costs relative to revenues), the outlook for profitability stretched further out into the future for these high-flying stocks. As the prospect of these companies running short of cash began to hit home, there was a dramatic correction among Internet stocks beginning in March. Despite rebounds in June and again in August, this weakness has spread to other high-priced segments of the market amid an increasing number of earnings disappointments. On balance, over the last six months of the period, stocks with more reasonable valuations and a demonstrated record of growing earnings have outperformed. During the second half of the fund's fiscal year the Russell 2000 Index declined -2.7% while the fund was up 2.6%. However, the recent outperformance by stocks with more reasonable valuations did not offset the tremendous performance by momentum stocks during the first part of the period.

          Q: Are investors viewing the market differently since last March?

          A: Yes, we believe they are. High valuations have now become a concern even to aggressive investors. We believe that, ultimately, the most important question is whether a company can deliver earnings. Over the past few years, investors have been willing to put their faith in companies that promised that society-transforming technology would eventually lead to superior profitability. For many of these companies, that promise is now in doubt. Even among the largest and most established technology companies that have substantial businesses and have generated real earnings, expectations had risen to such a level that investors had been pricing them to be perfect in terms of meeting investor expectations, or else. Now that other factors such as the Fed's efforts to engineer a soft landing for the U.S. economy, rising oil prices, and the falling euro have begun to negatively impact some of these growth companies' earnings, their stock prices have been punished.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             How the Fund Is Managed

Investment Discipline

The fund's portfolio managers rely on a proprietary, quantitative screening process to identify stocks with above-average capital appreciation potential from the fund's investment universe of more than 3,000 small U.S. companies. Small companies are generally defined as those with stock market capitalizations (total market value of outstanding shares) below $2 billion. Four primary factors are considered: valuation, trends in sales and earnings, price momentum, and risk. Valuation helps the fund's managers measure how inexpensive a security is relative to the overall small-cap universe. Sales and earnings trends suggest whether the company's fundamentals are stable, improving, or deteriorating. Price momentum provides an indicator of how the market is responding to these fundamentals. Risk measures help management understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness.

Portfolio Construction

Management builds a diversified portfolio of attractively rated companies, avoiding stocks most likely to disappoint investors due to deteriorating fundamentals, high valuations, or high risk. To limit individual security risk and provide trading flexibility, 300 or more small and micro-cap (those with market capitalizations of $250 million or less) securities are held in the portfolio. On an ongoing basis, a portfolio optimization program is used to determine which securities should be replaced due to diminishing return prospects, while managing the overall risk of the portfolio versus the benchmark index.

--------------------------------------------------------------------------------



     Q: Last July, AARP Small Company Stock Fund acquired Scudder Micro Cap Fund and changed its name to Scudder Small Company Stock Fund, and began offering Class S and Class AARP shares. How has the merger affected the content of the fund's portfolio?

     A: The fund has a broad-based small-capitalization stock portfolio that includes both small- and micro-cap securities. For tax reasons, we need to maintain a minimum of one third of the fund's micro-cap securities

--------------------------------------------------------------------------------
Market Capitalization:
Scudder Small Company Stock Fund versus Russell 2000 Index
as of September 30, 2000
--------------------------------------------------------------------------------
                                  Scudder Small Company
                                        Stock Fund           Russell 2000 Index
--------------------------------------------------------------------------------
Over $2 billion                            5.56%                    7.70%
$1 billion to $2 billion                  13.50%                   36.83%
$500 million to $1 billion                23.91%                   32.44%
$250 million to $500 million              21.71%                   17.96%
Under $250 million                        35.32%                    5.07%
     Total                               100.00%                  100.00%
--------------------------------------------------------------------------------

The fund had significantly higher (81%) exposure to stocks with market capitalizations of $1 billion or below, compared with its benchmark (55%).

          until at least July 2002. That could have implications for performance going forward. Over long horizons, micro-cap stocks have had a return advantage over small-cap stocks, but if we encounter a period of market weakness, they could have a negative impact.

          Q: What changes, if any, will you be making to improve the fund's performance compared with its benchmark index?

          A: When comparing the fund with its benchmark index, there has been a trade-off between risk and return. While on balance the fund has trailed the index return, over time it has been successful at meeting its risk goal. Since inception, for example, the fund has experienced 17% less downside risk than its benchmark. This lower risk was achieved in part by having a strong value orientation, which also contributed to periods of wide outperformance and wide underperformance. To provide greater consistency of returns versus the Russell 2000 benchmark, we have moved to a more blended approach balancing value and growth. In conjunction with this move, we are managing the sector weights within a tighter range (see table on page
          13) around the index. Finally, we are continuing our research efforts to enhance the effectiveness of our stock selection process. With these changes, we

--------------------------------------------------------------------------------
Scudder Small Company Stock Fund versus Russell 2000 Index
Sector weightings as of September 30, 2000
--------------------------------------------------------------------------------
                                                                       Fund
                                Stock Fund             Index         Compared
Sector                           Weighting           Weighting      with Index^1
--------------------------------------------------------------------------------
Basic Materials                    3.63%              4.87%           -1.24%
Capital Goods                     12.49%              9.36%            3.13%
Communication Services             0.61%              1.67%           -1.06%
Consumer Cyclicals                17.36%             15.16%            2.20%
Consumer Staples                   8.87%              6.87%            2.00%
Energy                             1.49%              3.15%           -1.66%
Financials                        15.81%             18.38%           -2.57%
Health Care                        8.33%             12.57%           -4.24%
Technology                        23.50%             21.57%            1.93%
Transportation                     2.00%              1.86%            0.14%
Utilities                          4.79%              4.30%            0.49%
Other                              1.12%              0.24%            0.88%
                                 100.00%            100.00%
--------------------------------------------------------------------------------

Source: S&P Sector Groups, FactSet Research Systems.

^1 Percentage difference in weighting: Scudder Small Company Stock Fund compared with Russell 2000 Index. Sector weightings are subject to change. would expect a moderate increase in the downside risk, but a corresponding reduction in the risk of underperforming the benchmark index.

          Q: What do you look for from the small-cap sector over the coming months?

          A: We think it's possible that we'll see a correction among the large-cap leaders, but small stocks, and in particular those with strong fundamentals and reasonable valuations, could hold up quite well. That's what we saw in the third quarter of 2000 when the S&P 500 Index was down 1%, small-cap stocks were up 1%, and the fund was up 3.5%. Although we know there will be fluctuations, we look for the upward trend to continue.

The opinions expressed are those of the portfolio management team, as of September 30, 2000, and may not actually come to pass.

          Scudder Small Company Stock Fund:
          A Team Approach to Investing

          Scudder Small Company Stock Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

          Lead portfolio manager James M. Eysenbach is responsible for the fund's investment strategies. Mr. Eysenbach joined the Adviser in 1991 as a senior quantitative analyst and has more than 15 years of investment management experience, specializing in quantitative research, analysis, and portfolio management.

          Portfolio manager Calvin S. Young joined the Adviser in 1990 as a quantitative analyst. Mr. Young joined the fund team in 1999 and has more than 11 years of investment industry experience with a special focus on small companies.

Glossary of Investment Terms
--------------------------------------------------------------------------------

          Downside Risk   A measure of the frequency and magnitude of negative
                          returns.

                 Market   The value of a company's outstanding shares of
         Capitalization   common stock, determined by multiplying the number of
                          shares outstanding by the share price (Shares x
                          Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

             Over/Under   Refers to the allocation of assets -- usually by
              Weighting   sector, industry, or country -- within a portfolio
                          relative to a benchmark index (e.g., the Russell 2000
                          Index), or an investment universe.

         Price/Earnings   A widely used gauge of a stock's valuation that
            Ratio (P/E)   indicates what investors are paying for a company's
        (also "earnings   earnings on a per share basis. A higher "earnings
             multiple")   multiple" indicates a higher expected growth rate and
                          the potential for greater price fluctuations.

           Quantitative   A systematic approach to evaluating a security based
                  Model   on its financial characteristics.

               Standard   A statistical measure of the degree to which an
              Deviation   investment's  return tends to vary from the mean
                          return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

            Value Stock   A company whose stock price does not fully reflect
                          its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms) Additional glossary terms are available at our Internet Web site -- www.scudder.com.

Investment Portfolio                                             as of September 30, 2000
-----------------------------------------------------------------------------------------
                                                                 Principal
                                                                Amount ($)     Value ($)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Repurchase Agreements 0.6%
-----------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.48%, to be
    repurchased at $560,302 on 10/2/2000**                                      ---------
    (Cost $560,000) .............................................     560,000     560,000
                                                                                ---------


                                                                       Shares
-----------------------------------------------------------------------------------------
Common Stocks 99.4%
-----------------------------------------------------------------------------------------

 Consumer Discretionary 11.3%

 Apparel & Shoes 2.0%
 G-III Apparel Group, Ltd.* .....................................      43,300     312,572
 Genesco, Inc.* .................................................      30,300     513,206
 J. Jill Group, Inc.* ...........................................      38,800     499,550
 Steven Madden, Ltd.* ...........................................      10,700      92,288
 The Children's Place Retail Stores, Inc.* ......................       4,000     103,000
 Timberland Co. "A"* ............................................       8,200     336,200
                                                                                ---------
                                                                                1,856,816
                                                                                ---------
 Department & Chain Stores 0.5%
 Ames Department Stores, Inc.* ..................................       9,500      54,922
 Hot Topic, Inc.* ...............................................       1,000      30,000
 Pacific Sunwear of California, Inc.* ...........................      18,000     337,500
                                                                                ---------
                                                                                  422,422
                                                                                ---------
 Home Furnishings 0.4%
 La-Z-Boy, Inc. .................................................      28,400     413,575
                                                                                ---------
 Hotels & Casinos 1.7%
 Argosy Gaming Co.* .............................................       5,000      90,625
 Humphrey Hospitality Trust, Inc. ...............................      17,700     140,494
 Isle of Capri Casinos, Inc.* ...................................      28,600     443,300
 Jackpot Enterprises, Inc.* .....................................      52,000     494,000
 Pinnacle Entertainment, Inc.* ..................................       1,500      32,625
 Prime Hospitality Corp.* .......................................      24,700     250,088
 Shuffle Master, Inc.* ..........................................       4,400      85,525
                                                                                ---------
                                                                                1,536,657
                                                                                ---------
 Recreational Products 1.8%
 4Kids Entertainment, Inc.* .....................................       3,600      60,750
 Bally Total Fitness Holding Corp.* .............................       6,400     160,000

    The accompanying notes are an integral part of the financial statements.

                                             Shares       Value ($)
--------------------------------------------------------------------------------

 Escalade, Inc.* .......................      13,460     257,423
 Fairfield Communities, Inc.* ..........       4,300      43,538
 Holiday RV Superstores, Inc.* .........     108,600     529,425
 Thor Industries, Inc. .................      27,250     630,156
                                                       ---------
                                                       1,681,292
                                                       ---------
 Restaurants 3.0%

 Applebee's International, Inc. ........      10,500     241,500
 Benihana, Inc. "A"* ...................      29,000     348,000
 CEC Entertainment, Inc.* ..............      17,700     566,400
 Garden Fresh Restaurant Corp.* ........      50,900     594,894
 IHOP Corp.* ...........................       3,800      72,675
 Ruby Tuesday, Inc. ....................      73,400     825,750
 Sizzler International, Inc.* ..........      48,700      79,138
                                                       ---------
                                                       2,728,357
                                                       ---------
 Specialty Retail 1.9%

 Brookstone, Inc.* .....................      33,900     474,600
 Christopher and Banks Corp.* ..........      17,650     686,144
 Fossil, Inc.* .........................       7,500      99,844
 Pier 1 Imports, Inc. ..................       7,500     101,719
 The Topps Company, Inc.* ..............       4,400      40,425
 Trans World Entertainment Corp.* ......      10,400     104,000
 Zale Corp.* ...........................       7,400     240,038
                                                       ---------
                                                       1,746,770
                                                       ---------
 Consumer Staples 4.5%

 Alcohol 0.1%
 Todhunter International, Inc.* ........      15,600     109,200
                                                       ---------

 Consumer Electronic & Photographic 1.8%

 Applica, Inc.* ........................      12,800      79,200
 Cobra Electronics Corp.* ..............      85,800     509,438
 Salton, Inc.* .........................      32,000   1,034,000
                                                       ---------
                                                       1,622,638
                                                       ---------
 Consumer Specialties 0.3%

 AMBI, Inc.* ...........................      90,600     141,563
 Media Arts Group, Inc.* ...............      46,300     156,263
                                                       ---------
                                                         297,826
                                                       ---------
 Farming 0.6%

 AG Services of America, Inc.* .........      18,700     329,588
 Sylvan, Inc.* .........................      27,800     269,313
                                                       ---------
                                                         598,901
                                                       ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                             Shares    Value ($)
--------------------------------------------------------------------------------

 Food & Beverage 1.6%
 J & J Snack Foods Corp.* ..............      18,700     241,931
 Jack in the Box, Inc.* ................       2,300      49,306
 Michael Foods, Inc. ...................      23,600     551,650
 Schultz Sav-O Stores, Inc. ............      29,700     319,275
 Suprema Specialties, Inc.* ............       9,800      78,859
 Village Super Market, Inc. "A"* .......      16,500     198,000
                                                       ---------
                                                       1,439,021
                                                       ---------

 Package Goods/Cosmetics 0.1%
 Chattem, Inc. * .......................       9,100      87,019
                                                       ---------
 Health 9.5%

 Biotechnology 0.8%
 CYTOGEN Corp.* ........................       5,800      36,613
 Digene Corp.* .........................       7,600     273,600
 Pharmacopeia, Inc.* ...................      10,700     272,850
 Vertex Pharmaceuticals, Inc.* .........       1,600     135,200
                                                       ---------
                                                         718,263
                                                       ---------
 Health Industry Services 2.9%
 Air Methods Corp.* ....................      46,400     165,300
 Covance, Inc.* ........................      11,200      91,700
 First Health Group Corp.* .............       4,100     132,225
 Healthcare Services Group, Inc.* ......      52,050     256,997
 Hooper Holmes, Inc. ...................       2,600      24,726
 Immunomedics, Inc.* ...................      14,500     303,594
 PAREXEL International Corp.* ..........      12,000     102,000
 Prime Medical Services, Inc.* .........      30,200     234,050
 ProMedCo Management Co.* ..............      46,800      35,100
 Quest Diagnostics, Inc.* ..............       8,700     998,325
 Syncor International Corp.* ...........       6,200     228,238
 US Oncology, Inc.* ....................      20,900      94,703
                                                       ---------
                                                       2,666,958
                                                       ---------
 Hospital Management 0.5%
 Coventry Health Care, Inc.* ...........      13,100     198,138
 National Home Health Care Corp.* ......      21,890     137,497
 Quorom Health Group, Inc.* ............       8,000     104,000
                                                       ---------
                                                         439,635
                                                       ---------
 Medical Supply & Specialty 2.8%
 Advanced Neuromodulation Systems, Inc.*      14,400     280,800
 Cooper Companies, Inc. ................      12,900     456,338
 Cytyc Corp.* ..........................       4,500     194,063

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                            Shares    Value ($)
--------------------------------------------------------------------------------

 Laboratory Corp. of America Holdings*       2,200     263,450
 NBTY, Inc.* .........................      25,500     166,547
 Polymedica Industries, Inc.* ........       7,900     338,713
 Scherer Healthcare, Inc.* ...........      24,300      77,456
 Superior Uniform Group, Inc. ........      26,700     201,919
 Techne Corp.* .......................       2,300     257,600
 Theragenics Corp.* ..................      11,200      72,800
 Twinlab Corp.* ......................      18,900      82,688
 Ventana Medical Systems, Inc.* ......       2,200      55,825
 Zoll Medical Corp.* .................       1,900      92,625
                                                     ---------
                                                     2,540,824
                                                     ---------
 Pharmaceuticals 2.2%

 Advance Paradigm, Inc.* .............       5,000     210,938
 ImmunoGen, Inc.* ....................      10,000     341,875
 Medicis Pharmaceutical Corp.* .......       2,800     172,200
 Noven Pharmaceuticals, Inc.* ........       9,300     397,575
 Onyx Pharmaceuticals, Inc.* .........      27,200     669,800
 Ribozyme Pharmaceuticals, Inc.* .....       3,300      95,700
 Sicor, Inc.* ........................      15,200     155,800
                                                     ---------
                                                     2,043,888
                                                     ---------
 Miscellaneous 0.3%

 Impath, Inc.* .......................       5,300     334,563
                                                     ---------
 Communications 2.7%

 Telephone/Communications 2.1%
 Applied Signal Technology, Inc.* ....      20,900     148,913
 Hector Communications Corp.* ........      42,900     557,700
 International FiberCom, Inc.* .......      10,800     157,950
 Plantronics, Inc.* ..................      12,900     490,200
 Westell Technologies, Inc.* .........      25,900     333,463
 Xircom, Inc.* .......................      10,200     257,550
                                                     ---------
                                                     1,945,776
                                                     ---------
 Miscellaneous 0.6%

 Metro One Telecommunications, Inc.* .      29,200     368,650
 Tut Systems, Inc.* ..................       2,100     181,256
                                                     ---------
                                                       549,906
                                                     ---------
 Financial 13.6%

 Banks 5.4%
 Columbia Banking System, Inc.* ......      20,374     280,143
 First Essex Bancorp .................      15,800     333,775
 First Keystone Financial, Inc. ......       6,000      61,500

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                            Shares     Value ($)
--------------------------------------------------------------------------------

 First Oak Brook Bancshares, Inc. "A" .      29,400     457,538
 Haven Bancorp, Inc. ..................      12,200     358,375
 Hingham Institution for Savings ......       7,750     113,344
 Imperial Bancorp* ....................       7,100     135,788
 Jacksonville Bancorp, Inc. ...........       9,500     136,563
 Kankakee Bancorp, Inc. ...............       4,400      98,588
 Lawrence Savings Bank ................      45,600     399,000
 Medford Bancorp, Inc. ................      23,600     380,550
 New Hampshire Thrift Bancshares, Inc.        9,600     126,000
 Northrim Bank ........................      44,898     364,796
 Parkvale Financial Corp. .............      24,296     437,328
 People's Bancshares, Inc. ............      17,600     303,600
 Pinnacle Bancshares, Inc. ............      17,700     158,194
 Progress Financial Corp. .............      19,082     214,673
 Seacoast Financial Services Corp. ....      15,900     174,900
 Silicon Valley Bancshares* ...........       6,000     349,406
 Southwest Bancorp, Inc. ..............       7,800     116,025
                                                      ---------
                                                      5,000,086
                                                      ---------
 Insurance 5.6%

 ACMAT Corp. "A"* .....................      16,800     119,700
 Atlantic American Corp.* .............      71,600     143,200
 Cotton States Life Insurance .........      45,525     418,261
 Delphi Financial Group, Inc. "A"* ....       1,000      40,500
 Fidelity National Financial, Inc. ....      21,470     531,383
 Hilb, Rogal & Hamilton Co. ...........      26,100   1,088,044
 Horace Mann Educators Corp. ..........      22,400     366,800
 Investors Title Co. ..................      19,100     200,550
 Kansas City Life Insurance Co. .......       6,400     211,200
 RLI Corp. ............................      19,375     747,148
 Security National Financial Corp. "A"*      53,000     142,438
 Selective Insurance Group, Inc. ......      18,800     336,050
 W.R. Berkley Corp. ...................      22,500     777,656
                                                      ---------
                                                      5,122,930
                                                      ---------
 Consumer Finance 1.1%

 AmeriCredit Corp.* ...................      10,000     288,125
 Bank Plus Corp.* .....................      40,000     157,500
 WFS Financial, Inc.* .................       6,200     105,013
 Wit Soundview Group, Inc.* ...........      46,100     414,900
                                                      ---------
                                                        965,538
                                                      ---------
 Other Financial Companies 1.1%

 Affiliated Managers Group* ...........       1,000      56,938


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                             Shares    Value ($)
--------------------------------------------------------------------------------

 ishares Russell 2000 Index Fund ......       9,357     969,619
                                                      ---------
                                                      1,026,557
                                                      ---------
 Real Estate 0.4%
 AMREP Corp.* .........................      65,600     356,700
                                                      ---------
 Media 1.4%

 Print Media 0.8%
 Advanced Marketing Services, Inc. ....      41,200     726,150
                                                      ---------
 Miscellaneous 0.6%

 About.com, Inc.* .....................      17,100     553,613
 Zomax, Inc.* .........................       6,400      44,800
                                                        598,413
                                                      ---------
 Service Industries 8.3%

 Asset Management 0.2%
 Eaton Vance Corp. ....................       3,700     188,700
                                                      ---------
 EDP Services 0.9%

 Cognizant Technology Solutions Corp.*        5,000     195,000
 Pomeroy Computer Resources, Inc.* ....      25,200     477,225
 Systems & Computer Technology Corp.* .       6,800     119,425
                                                      ---------
                                                        791,650
                                                      ---------
 Environmental Services 0.4%

 GTS Duratek, Inc.* ...................      20,100     155,775
 Scope Industries, Inc. ...............       4,000     166,000
                                                      ---------
                                                        321,775
                                                      ---------
 Investment 1.7%

 Advest Group, Inc. ...................      33,800   1,071,004
 M.H. Meyerson & Co, Inc.* ............      36,200     176,475
 Southwest Securities Group, Inc. .....      12,012     351,351
                                                      ---------
                                                      1,598,830
                                                      ---------

 Miscellaneous Commercial Services 3.5%

 24/7 Media, Inc.* ....................      37,000     373,469
 ABM Industries, Inc. .................      23,700     644,344
 AnswerThink Consulting Group, Inc.* ..       2,700      43,875
 Avocent Corporation* .................       2,181     120,228
 Computer Task Group, Inc. ............         900       2,813
 Dycom Industries, Inc.* ..............       6,900     287,213
 Exponent, Inc.* ......................      42,200     361,338
 Grey Global Group, Inc. ..............       1,710   1,059,826
 Labor Ready, Inc.* ...................      11,300      47,319

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                Shares    Value ($)
--------------------------------------------------------------------------------

 Pfsweb, Inc.* ...........................       8,269      17,055
 RCM Technologies, Inc.* .................      12,800      51,200
 SITEL Corp.* ............................      15,100      44,356
 Source Information Management Co.* ......       4,500      30,656
 Volt Information Sciences, Inc.* ........       7,000     150,500
                                                         ---------
                                                         3,234,192
                                                         ---------
 Miscellaneous Consumer Services 1.5%
 ACE Cash Express, Inc.* .................      33,025     363,275
 Earl Scheib, Inc.* ......................       6,900      22,425
 Heidrick & Struggles International, Inc.*       5,900     303,113
 ICT Group, Inc.* ........................      25,700     274,669
 Infocus Corporation* ....................       8,100     429,300
                                                         ---------
                                                         1,392,782
                                                         ---------
 Miscellaneous 0.1%
 Adminstaff, Inc.* .......................         800      60,560
                                                         ---------
 Durables 5.0%

 Aerospace 1.5%
 AAR Corp. ...............................      11,100     126,956
 Aeroflex, Inc.* .........................      14,200     690,475
 Curtiss-Wright Corp. ....................      10,100     476,594
 Ducommun, Inc.* .........................       2,100      29,531
                                                         ---------
                                                         1,323,556
                                                         ---------
 Automobiles 0.7%
 Borg-Warner Automotive, Inc. ............       8,158     270,234
 Simpson Industries, Inc. ................      28,000     343,000
                                                         ---------
                                                           613,234
                                                         ---------

 Construction/Agricultural Equipment 0.5%

 Terex Corp.* ............................       3,700      48,331
 The Manitowoc Company, Inc. .............      22,950     441,788
                                                         ---------
                                                           490,119
                                                         ---------
 Leasing Companies 1.5%
 Aaron Rents, Inc. .......................      42,800     551,050
 McGrath Rentcorp ........................      26,000     494,000
 PLM International, Inc.* ................      54,300     363,131
                                                         ---------
                                                         1,408,181
                                                         ---------
 Telecommunications Equipment 0.8%
 Antec Corp.* ............................         200       5,900
 Brooktrout Technology, Inc.* ............       6,000     197,625
 Cognitronics Corp.* .....................      23,850     273,083
 Comdial Corp.* ..........................      44,400      90,188

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                        Shares     Value ($)
--------------------------------------------------------------------------------

 Glenayre Technologies, Inc.* .....      12,700     138,113
 Vari-L Company, Inc.* ............       4,000      10,000
                                                  ---------
                                                    714,909
                                                  ---------
 Manufacturing 11.3%

 Chemicals 0.5%

 Aceto Corp. ......................      44,400     432,900
 Georgia Gulf Corp. ...............       4,000      45,750
 JLM Industries, Inc.* ............       4,500      11,250
                                                  ---------
                                                    489,900
                                                  ---------
 Containers & Paper 0.1%

 Chesapeake Corp. .................       2,000      38,500
 Tufco Technologies, Inc.* ........       6,600      66,825
                                                  ---------
                                                    105,325
                                                  ---------
 Diversified Manufacturing 1.0%

 Cantel Industries, Inc.* .........      22,400     225,400
 Clarcor, Inc. ....................      11,850     231,075
 NCH Corp. ........................       6,200     218,938
 Robbins & Myers, Inc. ............       1,200      28,350
 Tredegar Industries, Inc. ........       7,200     124,650
 Valmont Industries ...............       3,500      69,563
                                                  ---------
                                                    897,976
                                                  ---------
 Electrical Products 2.0%

 Acme Electric Corp.* .............      57,600     496,800
 C&D Technologies, Inc. ...........       5,000     283,750
 Measurement Specialties, Inc.* ...       7,400     357,050
 Power Integrations, Inc.* ........       3,700      51,569
 Power-One, Inc.* .................       3,800     229,959
 SL Industries, Inc. ..............      36,000     402,750
                                                  ---------
                                                  1,821,878
                                                  ---------
 Industrial Specialty 2.4%

 Ault, Inc.* ......................       6,600      54,450
 Badger Meter, Inc. ...............      18,000     497,250
 General Cable Corp. ..............      10,700      80,919
 Lamson & Sessions Co.* ...........      21,000     249,375
 Lawson Products, Inc. ............      25,700     621,619
 Regal-Beloit Corp. ...............      25,400     430,784
 Spartech Corp. ...................      15,300     238,106
                                                  ---------
                                                  2,172,503
                                                  ---------
 Machinery/Components/Controls 2.7%

 Cybex International, Inc.* .......      30,900      92,700
 IMPCO Technologies, Inc.* ........       1,700      48,875


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                           Shares     Value ($)
--------------------------------------------------------------------------------

 Intermet Corp. ......................      17,400     126,150
 O.I. Corp.* .........................      32,500     105,625
 Reliance Steel & Aluminum Co. .......      22,950     483,384
 Shaw Group, Inc.* ...................      13,700     965,850
 Summa Industries, Inc.* .............      12,700     161,925
 Woodward Governor Co. ...............      11,100     494,644
                                                     ---------
                                                     2,479,153
                                                     ---------
 Office Equipment/Supplies 0.0%

 United Stationers, Inc.* ............       1,800      48,375
                                                     ---------
 Specialty Chemicals 0.5%

 North American Scientific, Inc. .....      14,000     444,500
                                                     ---------
 Wholesale Distributors 1.5%

 Allou Health & Beauty, Inc. "A"* ....      50,500     274,594
 Applied Industrial Technologies, Inc.      27,800     481,288
 Insight Enterprises, Inc.* ..........      25,012     681,577
                                                     ---------
                                                     1,437,459
                                                     ---------
 Miscellaneous 0.6%

 Jakks Pacific, Inc.* ................       6,800      63,963
 Sipex Corp.* ........................      11,000     462,688
                                                     ---------
                                                       526,651
                                                     ---------
 Technology 20.1%

 Computer Software 7.7%
 Actuate Corp.* ......................       7,400     255,647
 Advanced Digital Information Corp.* .      25,200     382,725
 Advent Software, Inc.* ..............       9,800     684,775
 Allaire Corp.* ......................      16,900     143,650
 Epicor Software Corp.* ..............       9,000      31,500
 Excalibur Technologies Corp.* .......       6,900     463,594
 Exchange Applications, Inc.* ........      28,500     129,141
 Group 1 Software, Inc.* .............      12,900     264,450
 Hyperion Solutions Corp.* ...........       6,100     157,838
 InteliData Technologies Corp.* ......      15,600      81,656
 Intranet Solutions, Inc.* ...........       7,900     395,000
 Keynote Systems, Inc.* ..............      25,400     679,450
 MAPICS, Inc.* .......................      18,400     124,200
 MICROS Systems, Inc.* ...............       4,400      66,275
 MTI Technology Corp.* ...............      14,500      55,281
 MapInfo Corp.* ......................       1,950      61,059
 Mercator Software Inc.* .............       8,400     139,125

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                             Shares     Value ($)
--------------------------------------------------------------------------------

 NetIQ Corp.* ..........................      12,200     801,388
 Onyx Sofware Corp.* ...................      14,400     297,000
 Primus Knowledge Solutions* ...........       2,800      41,475
 Progress Software Corp.* ..............       9,600     130,800
 Remedy Corp.* .........................       6,200     117,025
 Structural Dynamics Research Corp.* ...      25,700     420,838
 Sybase, Inc.* .........................       7,800     179,400
 THQ, Inc.* ............................      15,300     355,725
 Unigraphics Solutions, Inc.* ..........         400       7,850
 Verity, Inc.* .........................      11,800     421,113
 Vertel Corp.* .........................      15,700     145,225
                                                       ---------
                                                       7,033,205
                                                       ---------
 Diverse Electronic Products 1.0%

 C-COR.net Corp.* ......................       3,500      53,594
 Cable Design Technologies Corp.* ......       3,600      87,525
 DSP Group, Inc.* ......................       4,600     171,925
 Printrak International, Inc.* .........      14,700     176,400
 SBS Technologies, Inc.* ...............      20,400     474,300
                                                       ---------
                                                         963,744
                                                       ---------
 EDP Peripherals 0.5%

 Black Box Corp.* ......................       1,300      60,613
 NeoMagic Corp.* .......................      14,600      55,663
 Printronix, Inc.* .....................      19,900     189,361
 SCM Microsystems, Inc.* ...............       2,300      87,256
 Wells-Gardner Electronics Corp.* ......      47,500     109,844
                                                       ---------
                                                         502,737
                                                       ---------

 Electronic Components/Distributors 5.5%

 American Technical Ceramics Corp.* ....      10,700     166,813
 Anaren Microwave, Inc.* ...............       5,400     732,375
 Avnet, Inc. ...........................      12,734     361,327
 Bel Fuse, Inc. "A" ....................      13,750     613,594
 Bel Fuse, Inc. "B" ....................      26,650   1,026,025
 Benchmark Electronics, Inc.* ..........         500      26,000
 Brightpoint, Inc.* ....................      11,000      55,344
 Imation Corp.* ........................      12,400     230,950
 Nu Horizons Electronics, Inc.* ........      20,900     581,281
 Pioneer-Standard Electronics, Inc. ....      43,100     584,544
 Programmer's Paradise, Inc.* ..........      22,800      71,250
 Technitrol, Inc. ......................       5,700     575,700
                                                       ---------
                                                       5,025,203
                                                       ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                      Shares     Value ($)
--------------------------------------------------------------------------------

 Electronic Data Processing 0.4%
 Epresence, Inc.* ...............       9,700      65,475
 Webtrends Corp.* ...............       8,900     332,638
                                                ---------
                                                  398,113
                                                ---------
 Military Electronics 1.8%

 EDO Corp. ......................      78,400     690,900
 Engineered Support Systems, Inc.      35,400     677,025
 Titan Corp.* ...................      17,000     280,500
                                                ---------
                                                1,648,425
                                                ---------
 Office/Plant Automation 0.9%

 CACI International, Inc.* ......       4,300      92,181
 FileNet Corp.* .................       7,700     140,044
 Kronos, Inc.* ..................       4,600     138,000
 Mercury Computer Systems, Inc.*        6,700     186,344
 Pinnacle Systems, Inc.* ........      11,700     131,625
 Radiant Systems, Inc.* .........       5,100     109,013
                                                ---------
                                                  797,207
                                                ---------
 Precision Instruments 0.8%

 Barringer Technologies, Inc.* ..      35,700     327,994
 Coherent, Inc.* ................       1,200      81,600
 Photon Dynamics, Inc.* .........         600      22,650
 Zebra Technologies Corp.* ......       5,400     259,538
                                                ---------
                                                  691,782
                                                ---------
 Semiconductors 1.5%
 Alliance Semiconductor Corp.* ..      20,000     397,500
 Alpha Industries, Inc.* ........      13,300     453,031
 Exar Corp.* ....................       4,350     526,350
 General Semiconductor, Inc.* ...       2,500      30,469
                                                ---------
                                                1,407,350
                                                ---------
 Energy 1.5%

 Oil & Gas Production 1.0%
 Atwood Oceanics, Inc.* .........       1,200      50,025
 Marine Drilling Companies, Inc.*      11,900     339,894
 Petroleum Development Corp.* ...      77,600     552,900
                                                ---------
                                                  942,819
                                                ---------
 Oilfield Services/Equipment 0.5%

 Helmerich & Payne, Inc. ........       5,000     180,625
 Veritas DGC, Inc.* .............       8,300     240,181
                                                  420,806

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                         Shares       Value ($)
--------------------------------------------------------------------------------

 Metals & Minerals 0.8%

 Precious Metals 0.2%
 Stillwater Mining Co.* .............       5,700     154,299
                                                    ---------
 Steel & Metals 0.6%

 Bayou Steel Corp.* .................      24,700      43,225
 Commercial Metals Co. ..............      13,000     331,500
 Friedman Industries, Inc. ..........      43,000     166,625
                                                    ---------
                                                      541,350
                                                    ---------
 Construction 2.8%

 Building Materials 1.2%
 Florida Rock Industries, Inc. ......      20,300     800,581
 Texas Industries, Inc. .............      11,100     353,813
                                                    ---------
                                                    1,154,394
                                                    ---------
 Building Products 0.3%

 Continental Materials Corp.* .......      20,900     276,925
                                                    ---------
                                                    ---------
 Homebuilding 1.1%

 Engle Homes, Inc. ..................      30,200     469,988
 Skyline Corp. ......................       9,700     206,731
 Standard Pacific Corp. .............      18,000     324,000
                                                    ---------
                                                    1,000,719
                                                    ---------
 Miscellaneous 0.2%

 Granite Construction, Inc. .........       6,800     164,900
                                                    ---------
 Transportation 1.8%

 Airlines 0.7%
 Alaska Air Group, Inc.* ............       9,600     230,400
 Frontier Airlines, Inc.* ...........       7,600     147,725
 Hawaiian Airlines, Inc.* ...........      80,000     200,000
 Skywest, Inc. ......................         900      46,125
                                                    ---------
                                                      624,250
                                                    ---------
 Railroads 0.2%

 Providence & Worcester Railroad Co.       25,000     176,563
                                                    ---------
 Trucking 0.9%

 American Freightways Corp.* ........       1,300      20,638
 Forward Air Corp.* .................       3,000     105,563
 Kenan Transport Co. ................       8,500     208,250
 Roadway Express, Inc. ..............       8,500     152,469
 Simon Transportation Services, Inc.*       9,600      57,600


    The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------

                                                               Shares      Value ($)
------------------------------------------------------------------------------------

 USFreightways Corp. .....................................       13,600      308,550
                                                                          ----------
                                                                             853,070
                                                                          ----------
 Utilities 4.8%

 Electric Utilities 1.1%

 Black Hills Corp. .......................................       12,200      342,363
 Public Service Co. of New Mexico ........................       19,700      509,738
 Unitil Corp. ............................................        6,500      169,813
                                                                          ----------
                                                                           1,021,914
                                                                          ----------
 Natural Gas Distribution 2.4%

 Chesapeake Utilities Corp. ..............................       20,200      366,125
 Energen Corp. ...........................................       30,800      916,300
 NUI Corp. ...............................................       26,900      812,044
 ONEOK, Inc. .............................................        2,400       95,400
                                                                          ----------
                                                                           2,189,869
                                                                          ----------
 Water Supply 1.2%

 California Water Service Group ..........................       17,900      478,825
 Southwest Water Co. .....................................       46,034      607,073
                                                                          ----------
                                                                           1,085,898
                                                                          ----------
 Miscellaneous 0.1%

 Florida Public Utilities Co. ............................        4,700       74,319
                                                                          ----------

------------------------------------------------------------------------------------
Total Common Stocks (Cost $78,037,006)                                    91,288,750
------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $78,597,006) (a)               91,848,750
------------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $78,599,882. At September 30, 2000, net unrealized appreciation for all securities based on tax cost was $13,248,868. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,307,877 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,059,009.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 2000
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------

Investments in securities, at value (cost $78,597,006) ..   $ 91,848,750
Cash ....................................................         19,406
Receivable for investments sold .........................      1,958,450
Dividends receivable ....................................         49,970
Interest receivable .....................................            201
Receivable for Fund shares sold .........................          8,911
Deferred organization expenses ..........................          4,029
Due from Adviser ........................................          1,099
Other assets ............................................            324
                                                            ------------
Total assets ............................................     93,891,140

Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed ........................         43,774
Accrued reorganization costs ............................         21,642
Accrued Trustees' fees and expenses .....................          2,198
Other accrued expenses and payables .....................        127,780
                                                            ------------
Total liabilities .......................................        195,394
--------------------------------------------------------------------------------
Net assets, at value                                        $ 93,695,746
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments     13,251,744
Accumulated net realized gain (loss) ....................    (12,894,926)
Paid-in capital .........................................     93,338,928
--------------------------------------------------------------------------------
Net assets, at value                                        $ 93,695,746
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Class AARP

Net Asset Value, offering and redemption price per share
   ($47,620,940 / 2,599,603 outstanding shares of
   beneficial interest, $.01 par value, unlimited number    ------------
   of shares authorized).................................   $      18.32
                                                            ------------
Class S

NetAsset Value, offering and redemption price per share
   ($46,074,806 / 2,517,291 outstanding shares of
   beneficial interest, $.01 par value, unlimited number    ------------
   of shares authorized)                                    $      18.30
                                                            ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended September 30, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Income:
Dividends .....................................................   $   677,157
Interest ......................................................        98,560
                                                                  -----------
Total Income ..................................................       775,717
                                                                  -----------
Expenses:
Management fee ................................................       513,250
Services to shareholders ......................................       264,406
Custodian and accounting fees .................................        57,085
Administration fee ............................................        91,200
Auditing ......................................................        41,647
Trustees' fees and expenses ...................................        30,240
Reports to shareholders .......................................        43,301
Registration fees .............................................        15,882
Amortization of organization expenses .........................         2,065
Reorganization ................................................        39,419
                                                                  -----------
Total expenses, before expense reductions .....................     1,098,495
Expense reductions ............................................       (70,084)
                                                                  -----------
Total expenses, after expense reductions ......................     1,028,411

--------------------------------------------------------------------------------
Net investment income (loss)                                         (252,694)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------

Net realized gain (loss) from investments .....................    (7,613,703)

Net unrealized appreciation (depreciation) during the period on
   investments ................................................     8,259,469

--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            645,766
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $   393,072
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                         Years Ended September 30,
Increase (Decrease) in Net Assets                         2000             1999
----------------------------------------------------------------------------------

Operations:

Net investment income (loss) ......................   $   (252,694)   $    116,574
Net realized gain (loss) on investment transactions     (7,613,703)     (3,853,562)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      8,259,469       9,318,977
                                                      ------------    ------------
Net increase (decrease) in net assets resulting
   from operations.................................        393,072       5,581,989
                                                      ------------    ------------
Distributions to shareholders from:
Net investment income -- Class AARP ...............        (66,234)        (84,460)
                                                      ------------    ------------
Fund share transactions:
Proceeds from shares sold .........................     10,557,237      19,840,511
Net assets acquired in tax-free reorganizations ...     49,750,918            --
Reinvestment of distributions .....................         63,139          81,440
Cost of shares redeemed ...........................    (32,897,753)    (56,215,601)
                                                      ------------    ------------
Net increase (decrease) in net assets from Fund
   share transactions..............................     27,473,541     (36,293,650)
                                                      ------------    ------------
Increase (decrease) in net assets .................     27,800,379     (30,796,121)
Net assets at beginning of period .................     65,895,367      96,691,488
Net assets at end of period (including
   undistributed net investment income of $48,570     ------------    ------------
   at September 30, 1999)..........................   $ 93,695,746    $ 65,895,367
                                                      ------------    ------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class AARP (a)
------------------------------------------------------------------------------------
Years Ended September 30,                         2000    1999     1998    1997(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period            $17.89  $16.93   $20.02    $15.00
                                                ------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (c)                (.08)    .02      .01        .04
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                          .51     .96    (2.98)      4.98
                                                ------------------------------------
  Total from investment operations                 .43     .98    (2.97)      5.02
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                           (.02)   (.02)    (.04)        --
------------------------------------------------------------------------------------
  Net realized gains on investment transactions     --      --     (.08)        --
                                                ------------------------------------
------------------------------------------------------------------------------------
  Total distributions                             (.02)   (.02)    (.12)        --
------------------------------------------------------------------------------------
Net asset value, end of period                  $18.32  $17.89   $16.93     $20.02
------------------------------------------------------------------------------------
Total Return (%)                                  2.41(d) 5.70   (14.91)(d)  33.53(d)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)              48      66       97         50
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)   1.86(e) 1.70     1.80       2.79*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)    1.73(e) 1.70     1.75       1.75*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         (.46)    .13      .07        .40*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         48      17       12          5*
------------------------------------------------------------------------------------

(a) On July 17, 2000, existing shares of the Fund were redesignated as Class AARP shares.

(b) For the period February 1, 1997 (commencement of operations of Class AARP) to September 30, 1997.

(c)  Based on monthly average shares outstanding during the period.

(d)  Total return would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.78% and 1.65%, respectively (see Notes to Financial Statements).

*    Annualized

**   Not annualized

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class S

-------------------------------------------------------------------------------------
                                                                           2000(a)
-------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $     18.50
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
  Net investment income (loss)                                                 (--)(b)
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          (.20)
-------------------------------------------------------------------------------------
  Total from investment operations (.20) Less distributions from:
-------------------------------------------------------------------------------------
  Net investment income                                                         --
-------------------------------------------------------------------------------------
Net asset value, end of period                                         $     18.30
-------------------------------------------------------------------------------------
Total Return (%)                                                             (1.14)**
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          46
-------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         1.19*(c)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     (.21)*
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                     48
-------------------------------------------------------------------------------------

(a) For the period from July 17, 2000 (commencement of sale of Class S) to September 30, 2000.

(b)  Amount shown is less than $.005.

(c) The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction was 1.24%.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Small Company Stock Fund (the "Fund"), formerly AARP Small Company Stock Fund, a series of AARP Growth Trust, is a diversified series of Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

On July 17, 2000, the Fund was reorganized from AARP Small Company Stock Fund into Class AARP of Scudder Small Company Stock Fund. Shares of Class AARP are especially designed for members of AARP. In addition, all of the net assets acquired from the merger with Scudder Micro Cap Fund were designated as Class S shares (see Note G). The two classes of shares provide investors with different purchase options.

Investment income, realized and unrealized gains and losses, certain fund level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements. Effective July 17, 2000, there are no class-specific expenses.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there is no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated

--------------------------------------------------------------------------------

mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision is required.

At September 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $4,440,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2006 ($2,000), September 30, 2007 ($663,000) and September 30, 2008
($3,775,000), the respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $1,220,000 of capital losses from its merger (see Note G) with Scudder Micro Cap Fund, which can be used to offset gains in future years, or until September 30, 2006 ($553,000) and September 30, 2008 ($667,000), the respective expiration dates, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

In addition, from November 1, 1999 through September 30, 2000, the Fund incurred approximately $7,232,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2001.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if

--------------------------------------------------------------------------------

not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Organization Costs. Costs incurred by Class AARP in connection with its organization have been deferred and are being amortized on a straight line basis over a five-year period.

B. Purchases and Sales of Securities

During the year ended September 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $30,531,637 and $50,583,627, respectively.

C. Related Parties

As described in Note F, Scudder Kemper Investments, Inc. has initiated a restructuring program for most of its Scudder no-load, open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective July 17, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Prior to July 17, 2000, under the investment management agreement (the "Management Agreement") between AARP Growth Trust, on behalf of the Fund, and Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the management fee consisted of two elements: a Base Fee and an Individual Fund Fee. The Base Fee was calculated

--------------------------------------------------------------------------------

as a percentage of the combined net assets of all of the AARP Funds ("Program Assets") except the AARP Diversified Income with Growth and the AARP Diversified Growth Portfolios, and each AARP Fund paid, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds (excluding the AARP Diversified Income with Growth and the AARP Diversified Growth Portfolios). The Annual Base Fee was calculated as follows: 0.35% of the first $2,000,000,000 of such net assets, 0.33% of the next $2,000,000,000 of such net assets, 0.30% of the next $2,000,000,000 of such net assets, 0.28% of the next $2,000,000,000 of such net assets, 0.26% of the next $3,000,000,000 of such net assets, 0.25% of the next $3,000,000,000 of such net assets and 0.24% of such net assets thereafter. In addition to the Base Fee, the Fund agreed to pay the Adviser a flat Individual Fund Fee based on the average daily net assets of the Fund. The Individual Fund Fee Rate recognized the different characteristics of the Fund, and the varying levels of complexity of investment research and securities trading required to manage the Fund. The Individual Fund Fee Rate was calculated at 0.55% of the average daily net assets of the Fund. As manager of the assets of the Fund, the Adviser directed the investments of the Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Adviser, under the Management Agreement, provided certain administrative services in accordance with such Agreement. The Adviser also had a Member Services Agreement with AARP Financial Services Corp. ("AFSC"), a subsidiary of AARP, and paid portions of its investment management fee to AFSC.

Effective July 17, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Agreement") with Scudder Kemper. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Adviser, under the Agreement, will provide certain administrative services in accordance with such Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.75% on the first $500,000,000 of average daily net assets, 0.70% on the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended September 30, 2000, the Adviser did not impose a portion of its management fee pursuant to the Agreements aggregating $64,772 and the amount imposed aggregated $448,478, which

--------------------------------------------------------------------------------

was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

Administrative Fee. Effective July 17, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder Kemper. Under the Administrative Agreement the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.45% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal) under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder Kemper under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period July 17, 2000 through September 30, 2000, the Administrative Agreement expense charged to the Fund amounted to $91,200, all of which is unpaid at September 30, 2000.

Other Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to July 17, 2000, the amount charged to the Fund by SSC aggregated $156,405, of which $7,612 is unpaid at September 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to July 17, 2000, the amount charged to the Fund by SFAC aggregated $43,006, of which $12,644 is unpaid at September 30, 2000.

Effective July 17, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended September 30, 2000, Trustees' fees and expenses aggregated $28,042. In addition, a one-time fee of $2,198 was accrued, by Class AARP prior to July 17, 2000, for payment to those Trustees not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $1,099 of such costs.

Other Related Parties. Effective July 17, 2000, Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for advice and other services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended September 30, 2000, the Fund's custodian fees were reduced by $1,102. Prior to July 17, 2000, transfer agent fees were reduced by $3,111.

Effective July 17, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

E. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the

--------------------------------------------------------------------------------

management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

G. Acquisition of Assets

On July 14, 2000, the Fund acquired all of the net assets of Scudder Micro Cap Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 2,689,131 shares of the Class S shares of the Fund for 3,212,382 shares of Scudder Micro Cap Fund outstanding on July 14, 2000. Scudder Micro Cap Fund's net assets at that date ($49,750,918), including $7,494,671 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $52,385,849. The combined net assets of the Fund immediately following the acquisition were $102,136,767.

--------------------------------------------------------------------------------

H. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                               Year Ended                          Year Ended
                           September 30, 2000                  September 30, 1999
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* .........     553,522   $    9,694,025        1,115,726   $   19,840,511
Class S** ...........      47,076          863,212               --               --
                                    --------------                    --------------
                                    $   10,557,237                    $   19,840,511
                                    --------------                    --------------

Shares issued to shareholders in tax-free reorganization
-------------------------------------------------------------------------------------
Class AARP* .........          --   $           --               --   $           --
Class S** ...........   2,689,131       49,750,918               --               --
                                    --------------                    --------------
                                    $   49,750,918                    $           --
                                    --------------                    --------------

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* .........       3,643   $       63,139            4,548   $       81,440
Class S** ...........          --               --               --               --
                                    --------------                    --------------
                                    $       63,139                    $       81,440
                                    --------------                    --------------

Shares redeemed

-------------------------------------------------------------------------------------
Class AARP* ......... (1,640,072)   $ (28,917,665)      (3,148,477)   $ (56,215,601)
Class S** ...........   (218,916)      (3,980,088)               --               --
                                    --------------                    --------------
                                    $ (32,897,753)                    $ (56,215,601)
                                    --------------                    --------------

Net increase (decrease)
-------------------------------------------------------------------------------------

Class AARP* ......... (1,082,907)   $ (19,160,501)      (2,028,203)   $ (36,293,650)
Class S** ...........   2,517,291       46,634,042               --               --
                                    --------------                    --------------
                                    $   27,473,541                    $ (36,293,650)
                                    --------------                    --------------

* On July 17, 2000, existing shares of the Fund were redesignated as Class AARP shares.

** For the period from July 17, 2000 (commencement of sale of Class S) to September 30, 2000.

Report of Independent Accountants
--------------------------------------------------------------------------------

          To the Trustees of Investment Trust and the Shareholders of Scudder Small Company Stock Fund:

          In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Small Company Stock Fund (formerly AARP Small Company Stock
          Fund) (the "Fund") at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

          Boston, Massachusetts                       PricewaterhouseCoopers LLP
          November 28, 2000

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------


          For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended September 30, 2000 qualified for the dividends received deduction.

          Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Small Company Stock Fund (the "fund"), a series of Investment Trust, formerly AARP Small Company Stock Fund, a series of AARP Growth Trust, was held on July 11, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.   To elect Trustees of AARP Growth Trust.

                                                         Number of Votes:

   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          1,759,450            51,465
   Linda C. Coughlin                             1,761,902            49,012
   Dawn-Marie Driscoll                           1,761,663            49,251
   Edgar R. Fiedler                              1,760,084            50,831
   Keith R. Fox                                  1,761,519            49,395
   Joan E. Spero                                 1,760,817            50,097
   Jean Gleason Stromberg                        1,761,215            49,700
   Jean C. Tempel                                1,761,481            49,434
   Steven Zaleznick                              1,758,716            52,198
--------------------------------------------------------------------------------

2. To approve an Agreement and Plan of Reorganization for the fund whereby all or substantially all of the assets and liabilities of the fund would be acquired by a new series of Investment Trust in exchange for shares of the AARP class of such series.

                                    Number of Votes:
                                                                        Broker
         For                Against              Abstain              Non-Votes*
--------------------------------------------------------------------------------
      1,726,177              45,143               36,085               3,510
--------------------------------------------------------------------------------

3. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending September 30, 2000.

                                    Number of Votes:
                                                                        Broker
         For                Against              Abstain              Non-Votes*
--------------------------------------------------------------------------------
      1,767,519              14,435               28,960                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics,
      Bentley College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
       Economic Counsellor, The
       Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Trustee; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 James M. Eysenbach*
   o  Vice President

 William F. Gadsden*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Valerie F. Malter*
   o  Vice President

 James E. Masur*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 Kathleen T. Millard*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund


                                       47

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

          Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

          Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

          Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


          This information must be preceded or accompanied by a current prospectus.

          Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS(SM)
[LOGO]

AARP Investment
Program from Scudder
PO Box 2540
Boston, MA 02208-2540
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Finanical Services Group